Washington Federal, Inc.
Fact Sheet
December 31, 2019
($ in Thousands)

					Exhibit 99.2

	As of 06/19		As of 09/19		As of 12/19
Loan Loss Reserve - Total	$140,272		$138,434		$140,013
General and Specific Allowance	134,022		131,534		132,513
Commitments Reserve	6,250		6,900		7,500
Allowance and Reserve as a % of Gross Loans	1.05%		1.04%		1.04%

	06/19 QTR	06/19 YTD	09/19 QTR	09/19 YTD	12/19 QTR	12/19 YTD
Loan Originations - Total	$1,001,385	$3,045,756	$1,074,715	$4,120,471	$1,371,315	$1,371,315
Single-Family Residential	160,010	393,522	153,535	547,057	167,144	167,144
Construction	283,231	928,955	342,212	1,271,167	432,444	432,444
Construction - Custom	119,792	318,480	138,848	457,328	123,986	123,986
Land - Acquisition & Development	29,287	96,375	27,383	123,758	40,692	40,692
Land - Consumer Lot Loans	8,403	22,840	14,285	37,125	11,015	11,015
Multi-Family	38,056	147,210	63,379	210,589	86,729	86,729
Commercial Real Estate	92,436	274,033	69,139	343,172	73,027	73,027
Commercial & Industrial	245,701	779,039	241,257	1,020,296	413,615	413,615
HELOC	23,828	77,576	23,823	101,399	22,111	22,111
Consumer	641	7,726	854	8,580	552	552

Purchased Loans (including acquisitions)	$—	$—	$—	$—	$—	$—

Net Loan Fee and Discount Accretion	$3,856	$9,867	$4,190	$14,057	$4,925	$4,925

Repayments
Loans	$929,662	$2,574,363	$1,064,259	$3,638,622	$1,301,419	$1,301,419
MBS	77,220	209,974	113,715	323,689	142,509	142,509

MBS Premium Amortization	$1,575	$4,407	$2,277	$6,684	$2,535	$2,535

Efficiency
Operating Expenses/Average Assets	1.72%	1.72%	1.75%	1.73%	2.02%	2.02%
Efficiency Ratio (%) (a)	52.24%	51.76%	53.08%	52.09%	57.05%	57.05%
Amortization of Intangibles	$510	$1,530	$510	$2,040	$495	$495
(a) Efficiency ratio for the three months ended December 31, 2019 excludes the impact of $31.6 million gain on sales of fixed assets and $5.9 million impairment charge on computer hardware and software.

EOP Numbers
Shares Issued and Outstanding	79,398,713		78,841,463		78,107,870

Share repurchase information
Remaining shares authorized for repurchase	8,537,241		7,966,761		7,052,600
Shares repurchased	1,056,460	3,495,357	570,480	4,065,837	914,161	914,161
Average share repurchase price	$32.45	$29.74	$34.92	$30.46	$36.62	$36.62

Washington Federal, Inc.
Fact Sheet
December 31, 2019
($ in Thousands)

Tangible Common Book Value	As of 06/19		As of 09/19		As of 12/19
$ Amount	$1,702,977		$1,723,748		$1,740,432
Per Share	21.45		21.86		22.28

# of Employees	1,962		1,971		2,001

Investments
Available-for-sale:
Agency MBS	$1,027,402		$982,560		$928,934
Other	480,535		503,182		566,652
	$1,507,937		$1,485,742		$1,495,586
Held-to-maturity:
Agency MBS	$1,508,175		$1,443,480		$1,360,693
	$1,508,175		$1,443,480		$1,360,693

	As of 06/19		As of 09/19		As of 12/19
Loans Receivable by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,873,583	44.1%	$5,835,194	43.8%	$5,702,071	42.5%
Construction	1,997,236	15.0	2,038,052	15.3	2,174,313	16.2
Construction - Custom	570,897	4.3	540,741	4.1	538,234	4.0
Land - Acquisition & Development	203,086	1.5	204,107	1.5	203,043	1.5
Land - Consumer Lot Loans	95,227	0.7	99,694	0.7	97,097	0.7
Multi-Family	1,403,142	10.5	1,422,674	10.7	1,436,715	10.7
Commercial Real Estate	1,622,943	12.2	1,631,170	12.3	1,643,099	12.3
Commercial & Industrial	1,256,398	9.4	1,268,695	9.5	1,352,738	10.1
HELOC	139,914	1.1	142,178	1.1	141,274	1.1
Consumer	142,317	1.1	129,883	1.0	115,829	0.9
	13,304,743	100%	13,312,388	100%	13,404,413	100%
Less:
Allowance for Loan Losses (ALL)	134,022		131,534		132,513
Loans in Process	1,148,876		1,201,341		1,312,282
Net Deferred Fees, Costs and Discounts	47,312		48,938		54,757
Sub-Total	1,330,210		1,381,813		1,499,552
	$11,974,533		$11,930,575		$11,904,861

Net Loan Portfolio by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,820,350	48.6%	$5,782,749	48.5%	$5,648,066	47.4%
Construction	1,127,507	9.4	1,125,093	9.4	1,148,283	9.6
Construction - Custom	290,310	2.4	252,148	2.1	256,346	2.2
Land - Acquisition & Development	150,273	1.3	151,289	1.3	144,368	1.2
Land - Consumer Lot Loans	92,780	0.8	97,184	0.8	94,610	0.8
Multi-Family	1,390,847	11.6	1,410,030	11.8	1,423,419	12.0
Commercial Real Estate	1,604,168	13.4	1,612,005	13.5	1,623,352	13.6
Commercial & Industrial	1,220,859	10.2	1,232,581	10.3	1,313,672	11.0
HELOC	138,330	1.2	140,552	1.2	139,592	1.2
Consumer	139,109	1.2	126,944	1.1	113,153	1.0
	$11,974,533	100%	$11,930,575	100%	$11,904,861	100%

Washington Federal, Inc.
Fact Sheet
December 31, 2019
($ in Thousands)

	As of 06/19			As of 09/19			As of 12/19
Deposits by State (b)	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$5,358,165	45.4%	80	$5,502,418	45.9%	80	$5,438,457	45.6%	80
Idaho	863,157	7.3	24	867,250	7.2	24	862,667	7.2	24
Oregon	2,323,471	19.7	46	2,337,401	19.5	46	2,356,456	19.7	46
Utah	373,564	3.2	10	345,208	2.9	10	350,825	2.9	10
Nevada	353,807	3.0	11	384,491	3.2	11	390,282	3.3	11
Texas	176,555	1.5	6	178,152	1.5	6	165,717	1.4	6
Arizona	1,345,576	11.4	31	1,352,365	11.3	31	1,331,320	11.2	31
New Mexico	1,005,875	8.5	27	1,023,479	8.5	26	1,036,414	8.7	26
Total	$11,800,170	100%	235	$11,990,764	100%	234	$11,932,138	100%	234

(b) Effective June 30, 2019, commercial account deposits that were previously serviced and assigned to Washington were reassigned to their respective geographical region.
Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-Interest Checking	$1,454,503	12.3%		$1,621,343	13.5%		$1,593,392	13.4%
Interest Checking	1,963,698	16.6		1,984,576	16.6		2,125,878	17.8
Savings	771,473	6.5		753,574	6.3		748,505	6.3
Money Market	2,660,176	22.5		2,724,308	22.7		2,847,346	23.8
Time Deposits	4,950,320	42.0		4,906,963	40.9		4,617,017	38.7
Total	$11,800,170	100%		$11,990,764	100%		$11,932,138	100%

Deposits greater than $250,000 - EOP	$3,458,411			$3,609,961			$3,746,958

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$892,532	1.65%		$1,125,888	1.81%		$930,883	1.88%
From 4 to 6 months	1,145,765	1.81%		943,094	1.88%		936,979	1.79%
From 7 to 9 months	770,444	2.02%		739,826	2.00%		715,509	2.00%
From 10 to 12 months	703,859	2.01%		663,487	2.04%		794,676	1.68%

Non-Performing Assets	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-accrual loans:
Single-Family Residential	$22,285	54.3%		$25,271	74.9%		$23,014	76.5%
Construction	—	—		—	—		—	—
Construction - Custom	1,161	2.8		—	—		—	—
Land - Acquisition & Development	173	0.4		169	0.5		86	0.3
Land - Consumer Lot Loans	641	1.6		246	0.7		334	1.1
Multi-Family	1,431	3.5		—	—		—	—
Commercial Real Estate	8,464	20.6		5,835	17.3		5,557	18.5
Commercial & Industrial	6,047	14.7		1,292	3.8		467	1.5
HELOC	803	2.0		907	2.7		630	2.1
Consumer	—	—		11	—		1	—
Total non-accrual loans	41,005	100%		33,731	100%		30,089	100%
Real Estate Owned	7,003			6,781			6,339
Other Property Owned	3,109			3,314			3,314
Total non-performing assets	$51,117			$43,826			$39,742

Non-accrual loans as % of total net loans	0.34%			0.28%			0.25%
Non-performing assets as % of total assets	0.31%			0.27%			0.24%

Washington Federal, Inc.
Fact Sheet
December 31, 2019
($ in Thousands)

	As of 06/19		As of 09/19		As of 12/19
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$117,968	91.5%	$111,886	92.0%	$102,164	92.2%
Construction	—	—	—	—	—	—
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	95	0.1	90	0.1	86	0.1
Land - Consumer Lot Loans	4,056	3.1	3,714	3.1	3,556	3.2
Multi-Family	402	0.3	385	0.3	380	0.3
Commercial Real Estate	4,882	3.8	4,168	3.4	3,238	2.9
Commercial & Industrial	440	0.3	425	0.3	411	0.4
HELOC	953	0.7	949	0.8	942	0.8
Consumer	62	—	60	—	58	0.1
Total restructured loans	$128,858	100%	$121,677	100%	$110,835	100%

Restructured loans were as follows:
Performing	$124,108	96.3%	$116,659	95.9%	$106,380	96.0%
Non-performing (c)	4,750	3.7	5,018	4.1	4,455	4.0
Total restructured loans	$128,858	100%	$121,677	100%	$110,835	100%
(c) Included in "Total non-accrual loans" above.

	AMOUNT	CO % (d)	AMOUNT	CO % (d)	AMOUNT	CO % (d)
Net Charge-offs (Recoveries) by Category
Single-Family Residential	$18	—%	$(405)	(0.03)%	$(246)	(0.02)%
Construction	—	—	(100)	(0.02)	(54)	(0.01)
Construction - Custom	339	0.24	1,634	1.21	—	—
Land - Acquisition & Development	(1,960)	(3.86)	(2,308)	(4.52)	(1,449)	(2.85)
Land - Consumer Lot Loans	215	0.90	14	0.06	60	0.25
Multi-Family	—	—	—	—	(498)	(0.14)
Commercial Real Estate	(90)	(0.02)	(152)	(0.04)	(270)	(0.07)
Commercial & Industrial	816	0.26	1,117	0.35	(94)	(0.03)
HELOC	(1)	—	(1)	—	(93)	(0.26)
Consumer	(273)	(0.77)	139	0.43	65	0.22
Total net charge-offs (recoveries)	$(936)	(0.03)%	$(62)	—%	$(2,579)	(0.08)%
(d) Annualized Net Charge-offs (recoveries) divided by Gross Balance.

Interest Rate Risk
NPV post 200 bps shock (e)		12.6%		13.9%		13.9%
Change in NII after 200 bps shock (e)		(1.7)%		1.3%		0.7%
(e) Assumes no balance sheet management actions taken.

Washington Federal, Inc.
Fact Sheet
December 31, 2019
($ in Thousands)

Historical CPR Rates (f)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

12/31/2017	15.3%	13.9%
3/31/2018	12.1%	13.3%
6/30/2018	13.0%	12.0%
9/30/2018	12.3%	12.0%
12/31/2018	10.4%	10.3%
3/31/2019	9.3%	9.4%
6/30/2019	13.8%	11.4%
9/30/2019	18.2%	16.9%
12/31/2019	22.0%	21.7%

(f) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

Washington Federal, Inc.
Fact Sheet
December 31, 2019
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	June 30, 2019			September 30, 2019			December 31, 2019
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$11,925,478	$145,490	4.89%	$11,966,994	$144,480	4.79%	$11,942,498	$142,146	4.72%
Mortgage-backed securities	2,563,070	18,719	2.93	2,489,843	17,231	2.75	2,360,374	15,612	2.62
Cash & investments	696,640	5,956	3.43	794,183	6,060	3.03	776,633	5,425	2.77
FHLB & FRB Stock	138,144	1,661	4.82	132,390	1,665	4.99	124,568	1,641	5.23

Total interest-earning assets	15,323,332	171,826	4.50%	15,383,410	169,436	4.37%	15,204,073	164,824	4.30%
Other assets	1,139,374			1,177,871			1,189,996
Total assets	$16,462,706			$16,561,281			$16,394,069

Liabilities and Equity
Customer accounts	$11,724,841	32,331	1.11%	$11,887,819	33,640	1.12%	$11,888,167	31,481	1.05%
FHLB advances	2,603,846	17,829	2.75	2,460,000	15,624	2.52	2,264,457	13,658	2.39

Total interest-bearing liabilities	14,328,687	50,160	1.40%	14,347,819	49,264	1.36%	14,152,624	45,139	1.27%
Other liabilities	117,299			183,055			202,675
Total liabilities	14,445,986			14,530,874			14,355,299
Stockholders’ equity	2,016,720			2,030,407			2,038,770
Total liabilities and equity	$16,462,706			$16,561,281			$16,394,069

Net interest income		$121,666			$120,172			$119,685

Net interest margin (1)			3.18%			3.12%			3.15%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
December 31, 2019
Delinquency Summary
($ in Thousands)

TYPE OF LOANS			AMOUNT OF LOANS	# OF LOANS				% based		% based
	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $
December 31, 2019
Single-Family Residential	23,645	241	$5,702,058	45	15	77	137	0.58%	$26,386	0.46%
Construction	507	2,346	1,189,457	—	1	—	1	0.20	1,415	0.12
Construction - Custom	1,018	255	259,944	—	—	—	—	—	—	—
Land - Acquisition & Development	132	1,166	153,942	2	1	—	3	2.27	886	0.58
Land - Consumer Lot Loans	1,135	86	97,097	4	1	8	13	1.15	462	0.48
Multi-Family	1,106	1,299	1,436,693	1	—	—	1	0.09	137	0.01
Commercial Real Estate	996	1,650	1,643,099	1	1	7	9	0.90	4,692	0.29
Commercial & Industrial	1,793	754	1,352,738	16	2	7	25	1.39	289	0.02
HELOC	3,049	46	141,274	10	2	9	21	0.69	1,382	0.98
Consumer	3,336	35	115,829	33	14	12	59	1.77	581	0.50
	36,717	329	$12,092,131	112	37	120	269	0.73%	$36,230	0.30%

September 30, 2019
Single-Family Residential	24,196	241	$5,835,186	34	16	84	134	0.55%	$25,947	0.44%
Construction	524	2,223	1,164,889	—	—	—	—	—	—	—
Construction - Custom	1,044	245	255,505	—	—	—	—	—	—	—
Land - Acquisition & Development	137	1,177	161,194	—	—	—	—	—	—	—
Land - Consumer Lot Loans	1,141	87	99,694	4	2	5	11	0.96	778	0.78
Multi-Family	1,125	1,265	1,422,652	—	—	—	—	—	—	—
Commercial Real Estate	994	1,641	1,631,171	1	1	7	9	0.91	5,662	0.35
Commercial & Industrial	1,829	694	1,268,695	—	—	12	12	0.66	867	0.07
HELOC	3,041	47	142,178	10	1	13	24	0.79	1,460	1.03
Consumer	3,520	37	129,883	41	12	12	65	1.85	656	0.51
	37,551	323	$12,111,047	90	32	133	255	0.68%	$35,370	0.29%

June 30, 2019
Single-Family Residential	24,541	239	$5,872,750	43	28	70	141	0.57%	$26,591	0.45%
Construction	591	1,977	1,168,667	—	—	—	—	—	—	—
Construction - Custom	1,103	267	294,224	—	—	2	2	0.18	1,161	0.39
Land - Acquisition & Development	135	1,188	160,383	—	—	—	—	—	—	—
Land - Consumer Lot Loans	1,139	84	95,150	8	1	4	13	1.14	1,321	1.39
Multi-Family	1,143	1,228	1,403,120	—	—	1	1	0.09	1,431	0.10
Commercial Real Estate	982	1,653	1,622,944	1	1	6	8	0.81	4,400	0.27
Commercial & Industrial	1,883	667	1,256,398	2	9	19	30	1.59	5,744	0.46
HELOC	2,971	47	139,914	11	2	13	26	0.88	1,514	1.08
Consumer	3,798	37	142,317	22	11	13	46	1.21	497	0.35
	38,286	318	$12,155,867	87	52	128	267	0.70%	$42,659	0.35%